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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form SB-2 of our report dated July 30, 1996, except for Note 12 as to which the date is October 16, 1996, on our audits of the financial statements of HealthDesk Corporation. We also consent to the reference to our firm under the caption "Experts".



                                                 /s/  COOPERS & LYBRAND LLP
                                                 ------------------------------
                                                 COOPERS & LYBRAND LLP




San Francisco, California
October 17, 1996